UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 3, 2019

Harvest Natural Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10762	77-0196707
(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1000 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

(214) 451-6909

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

In its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2019, Harvest Natural Resources, Inc. (the “Company”) reported that the U.S. District Court for the Southern District of Texas had trebled the damages—from $472 million to $1.4 billion—in the default judgment awarded to the Company against defendant Rafael Dano Ramirez Carreno in the Company’s lawsuit against Mr. Ramirez relating to prior efforts to sell the Company’s Venezuelan assets. The original default judgment was awarded to the Company in December 2018.

Since receiving the default judgment, the Company has sought ways to collect on the judgment, and continues to do so, including the conduct of investigations into Mr. Ramirez’s assets and discussions with third parties relating to possible financing to support the Company’s efforts to continue its collection efforts or to monetize all or part of the default judgment to realize immediate value for its stockholders.

After these investigations and discussions had continued for months, in June 2019, Mr. Ramirez’s legal counsel approached the Company requesting that the default judgment be set aside. After the Company refused to do so, Mr. Ramirez filed a motion with the court to set aside the default judgment, alleging primarily (1) lack of proper service of process and (2) resulting lack of personal jurisdiction in the original proceeding. The Company believes these allegations are without merit, has denied these allegations through court motions, and intends to vigorously defend the efficacy of the default judgment against Mr. Ramirez. The parties are currently conducting discovery relating to Mr. Ramirez’s motion.

While there can be no assurances as to the outcome of Mr. Ramirez’s motion to set aside the default judgment against him, the Company continues to pursue means by which it can realize value on the default judgment for its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Date: September 3, 2019	By:	/s/ Harva Dockery
Harva Dockery
Agent

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